UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 24, 2011
INTELIMAX MEDIA INC.
(Exact name of registrant as specified in its charter)
British Columbia	000-53685	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2320 – 555 West Hastings Street, Vancouver, British Columbia		V6B 4N4
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(604) 742-1111
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement
Item 3.02	Unregistered Sales of Equity Securities

Effective November 24, 2011, Intelimax Media Inc., (the “Company”) issued 952,688 units at $0.40 per unit, in settlement of shareholder loans in the amount of $381,075.  Each unit consists of one common share and one non-transferable share purchase warrant.  Each whole warrant will entitle the holder to purchase one share of the Company’s common stock, for a period of twenty-four month, at a purchase price of $0.70.

These securities were issued to one (1) US investors based on exemptions from registration found in Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits
10.1	Form of Debt Settlement Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELIMAX MEDIA INC.

/s/ Glenn Little
Glenn Little
President and Director

Date:  November 29, 2011